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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              ____________________


                                    FORM 8-K

                              ____________________


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                                 Date of Report
                                February 4, 1999


                              NUEVO ENERGY COMPANY
             (Exact name of registrant as specified in its charter)


           DELAWARE                      0-10537               76-0304436

(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
Incorporation or organization)                               Identification
                                                                  Number)


                             1331 LAMAR, SUITE 1650
                              HOUSTON, TEXAS 77010
                    (Address of principal executive offices)


                                 (713) 652-0706
              (Registrant's telephone number, including are code)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     Not applicable


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     Nuevo Energy Company announced the completion of the January 6, 1999 sale of its East Texas natural gas assets in the press release attached as Exhibit
99.1 (see Item 7).


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     Not applicable


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     Not applicable


ITEM 5. OTHER EVENTS

     Not applicable


ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS

     Not applicable


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements

ITEM 7.  FINANCIAL STATEMENTS


                             NUEVO ENERGY COMPANY
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              September 30, 1998
                            (Amounts in Thousands)

                                                                 As              Pro Forma
                                                              Reported          Adjustments                 Pro Forma
                                                         -----------------------------------------------------------------
ASSETS
Cash and cash equivalents                                           3,883             45,163   (b)               49,046
Current assets                                                    153,381           (107,548)  (a)               45,833
Net property and equipment                                        691,366                 --                    691,366
Deferred tax assets                                                12,968            (12,968)  (c)                   --
Other assets                                                       13,141                 --                     13,141
                                                         -----------------------------------------------------------------
                                                                  874,739            (75,353)                   799,386
                                                         -----------------------------------------------------------------

LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities                                                48,306                                        48,306
Long-term debt, net of current maturities                         408,125           (147,000)  (b)              261,125
Deferred tax liabilities                                               --              8,719   (c)                8,719
Other long-term liabilities                                         2,597                                         2,597

Company-obligated mandatorily
   redeemable convertible preferred
   securities of Nuevo Financing I                                115,000                 --                    115,000

Stockholders' equity                                              300,711             62,928   (a)              363,639
                                                         -----------------------------------------------------------------
                                                                  874,739            (75,353)                   799,386
                                                         -----------------------------------------------------------------

(a)  To reflect the sale of the East Texas properties as follows:

                   Total proceeds                                 192,163
                   Book Basis                                    (107,548)
                                                                ---------
                   Gain                                            84,615
                   Taxes                                          (21,687)
                                                                ---------
                   After tax gain                                  62,928
                                                                =========

(b) Represents the assumed application of the proceeds to pay down the balance of $147 million outstanding on the Company's bank line of credit at September 30, 1998. Of the actual proceeds received in January, a portion was set aside to fund an escrow account to provide "like-kind exchange" tax treatment in the event Nuevo acquires domestic producing oil and gas properties in the first half of 1999. The remainder of the proceeds was used to pay down outstanding borrowings on the Company's bank line of credit.

(c) Represents the after-tax gain on the sale of the assets using an effective tax rate of 25.63%

ITEM 7.  FINANCIAL STATEMENTS


                             NUEVO ENERGY COMPANY
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 For the Nine Months Ended September 30, 1998
                 (Amounts in Thousands, except per Share Data)

                                                              As            Pro Forma
                                                           Reported        Adjustments                Pro Forma
                                                      --------------------------------------------------------------
Oil and gas revenues................................          183,815           (25,898)  (a)             157,917
Gain on sale of assets, net.........................            5,768                -                      5,768
Other revenues......................................            5,556                -                      5,556
                                                      --------------------------------------------------------------
                                                              195,139           (25,898)                  169,241
                                                      --------------------------------------------------------------
Lease operating expense.............................           99,796            (7,520)  (a)              92,276
Other operating expense.............................            4,265                -                      4,265
Exploration costs...................................           15,985                -                     15,985
Depreciation, depletion and
   amortization.....................................           66,817            (3,340)  (a)              63,477
General and administrative expense..................           15,478                -                     15,478
Outsourcing fees....................................            7,200            (1,301)  (b)               5,899
Interest expense....................................           23,325            (7,124)  (c)              16,201
Dividends on Guaranteed Preferred
   Beneficial Interests in Company's
   Convertible Debentures (TECONS)..................            4,959                -                      4,959
Other expense.......................................              137                -                        137
                                                      --------------------------------------------------------------
                                                              237,962           (19,285)                  218,677
                                                      --------------------------------------------------------------
Loss before income taxes............................          (42,823)           (6,613)                  (49,436)

Income tax benefit..................................          (17,374)           (1,695)  (d)             (19,069)
                                                      --------------------------------------------------------------

Net loss............................................          (25,449)           (4,918)                  (30,367)
                                                      ==============================================================
Basic:
   Loss per Common share - Basic....................           ($1.29)           ($0.25)                   ($1.54)
                                                      ==============================================================
   Weighted average Common shares outstanding.......           19,781            19,781                    19,781
                                                      ==============================================================
Diluted:
   Loss per Common share - Diluted..................           ($1.29)           ($0.25)                   ($1.54)
                                                      ==============================================================
   Weighted average Common shares outstanding.......           19,781            19,781                    19,781
                                                      ==============================================================

(a) To reflect the actual revenues, direct operating expenses and depletion, respectively, associated with the East Texas Properties that were sold.

(b) To reflect the reduction in outsourcing fees attributable to the reduction in total assets and cash flows associated with the East Texas Properties.

(c) To reflect the reduction of interest expense for the assumed pay down on the Company's bank line of credit.

(d) Represents the pro forma adjustment for income taxes at the Company's effective income tax rate of 25.63%.

ITEM 7.  FINANCIAL STATEMENTS


                             NUEVO ENERGY COMPANY
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1997
                 (Amounts in Thousands, except per Share Data)

                                                              As            Pro Forma
                                                           Reported        Adjustments            Pro Forma
                                                       ---------------------------------------------------------
                                                          (Restated)
Oil and gas revenues.................................         335,202           (30,820)  (a)         304,382
Gain on sale of assets, net..........................           1,372                 -                 1,372
Other revenues.......................................          20,704                 -                20,704
                                                       ---------------------------------------------------------
                                                              357,278           (30,820)              326,458
                                                       ---------------------------------------------------------
Lease operating expense..............................         123,178            (6,568)  (a)         116,610
Other operating expense..............................          15,463                 -                15,463
Exploration costs....................................          11,082                 -                11,082
Provision for impairment on assets held for sale.....          23,942                 -                23,942
Provision for impairment of oil and gas properties...          30,000                 -                30,000
Depreciation, depletion and amortization.............         102,158            (6,296)  (a)          95,862
General and administrative expense...................          19,822                 -                19,822
Outsourcing fees.....................................          11,984            (1,340)  (b)          10,644
Interest expense.....................................          27,357            (5,808)  (c)          21,549
Dividends on Guaranteed Preferred
   Beneficial Interests in Company's
   Convertible Debentures (TECONS)...................           6,613                 -                 6,613
Other expense........................................           3,011                 -                 3,011
                                                       ---------------------------------------------------------
                                                              374,610           (20,012)              354,598
                                                       ---------------------------------------------------------
Loss before income taxes and extraordinary item......         (17,332)          (10,808)              (28,140)

Income tax benefit...................................          (6,656)           (4,151)  (d)         (10,807)
                                                       ---------------------------------------------------------

Loss before extraordinary item.......................         (10,676)           (6,657)              (17,333)

Extraordinary loss on early extinguishment of
   debt, net of income tax benefit of $2,037.........           3,024                 -                 3,024
                                                       ---------------------------------------------------------

Net loss.............................................         (13,700)           (6,657)              (20,357)
                                                       =========================================================
Loss per Common share - Basic:
   Loss before extraordinary item....................          $(0.54)         $  (0.34)             $  (0.88)
   Extraordinary loss on early extinguishment of
     debt, net of income tax benefit.................          $(0.15)         $      -              $  (0.15)
                                                       ---------------------------------------------------------
   Net loss..........................................          $(0.69)         $  (0.34)             $  (1.03)
                                                       =========================================================
Weighted average Common shares outstanding...........          19,796            19,796                19,796
                                                       =========================================================
Loss per Common share - Diluted:
   Loss before extraordinary item....................          $(0.54)         $  (0.34)             $  (0.88)
   Extraordinary loss on early extinguishment of
     debt, net of income tax benefit.................          $(0.15)         $      -              $  (0.15)
                                                       ---------------------------------------------------------
   Net loss..........................................          $(0.69)         $  (0.34)             $  (1.03)
                                                       =========================================================
Weighted average Common shares outstanding...........          19,796            19,796                19,796
                                                       =========================================================

(a) To reflect the actual revenues, direct operating expenses and depletion, respectively, associated with the East Texas Properties that were sold.

(b) To reflect the reduction in outsourcing fees attributable to the reduction in total assets and cash flows associated with the East Texas Properties.

(c) To reflect the reduction of interest expense for the assumed pay down on the Company's bank line of credit.

(d) Represents the pro forma adjustment for income taxes at the Company's effective income tax rate of 38.4%.

     (c)  Exhibits

     EX-99.1    Press Release dated January 8, 1999


ITEM 8. CHANGE IN FISCAL YEAR

     Not applicable


ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

     Not applicable

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NUEVO ENERGY COMPANY

February 4, 1999                          By: /s/ Robert M. King
                                             -------------------------
                                             Robert M. King
                                             Senior Vice President &
                                               Chief Financial Officer